UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Symetra Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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On August 11, 2015, Symetra posted the following fact sheet to its transaction website:

ACQUIRED BY SUMITOMO LIFE Sumitomo U.S. Presence and Growth Platform Wholly-Owned  Subsidiary Is Expected Management Team, Community Support and Headquarters Compelling value provided to Symetra shareholders in the form of an all-cash premium transaction Symetra maintains people, place, and culture Symetra is expected to retain its senior management, headquarters in Bellevue, employees and distribution network Combined companies are well positioned to execute on Symetra's business strategy and growth plans in the U.S. Sumitomo Life is a top four life insurance company in Japan with over 100 years of operating history Symetra will become Sumitomo Life's platform for growth in the U.S. Transaction creates a global presence with over $250 billion of combined assets  Founded 1957 Headquarters Bellevue, WA Employees 1,400 Footprint U.S. Key Products Employee benefits, annuities, life insurance Assets USD $34 billion at 6/30/2015 Total Revenues USD $2.2 billion in FY2014 Founded 1907 Headquarters Tokyo and Osaka, Japan Employees Over 42,000 Footprint Japan, U.K., China, Vietnam Key Products Life insurance and annuities, medical and nursing care Assets USD $228 billion at 6/30/2015 Total Premiums USD $18 billion in FY2014

STRATEGICALLY AND FINANCIALLY COMPELLING TRANSACTION

Transaction Highlights

Transaction	• Acquisition of 100% of the outstanding shares of Symetra by Sumitomo Life • $32.50 per share of total value to Symetra shareholders - $32.00 per share in cash at closing - $0.50 per share special dividend payable on August 28, 2015 • $3.8 billion total transaction equity value[1]
Financially Compelling	• Premium value in cash to Symetra shareholders • 32% premium to 30-day average share price[1][2] • 18.6x 2015E earnings[1][3] • 1.56x adjusted book value per share[1][4]
Timing and Approvals	• Expected closing late 1Q 2016 / early 2Q 2016 • Subject to: - Approval by majority vote of outstanding Symetra shares - Regulatory approvals in Japan and the U.S. - Other customary closing conditions

[1] Includes impact of $0.50 per share special dividend
[2] Through August 5, 2015
[3] Based on 2015 analyst consensus Operating EPS estimate of $1.75, as of July 29, 2015
[4] Adjusted book value per share is a non-GAAP value and is calculated by subtracting accumulated other comprehensive income from stockholders' equity, and dividing it by common shares outstanding

After Closing Transaction Creates a Global Presence with Over $250B of Combined Assets



SUMITOMO LIFE
Rep. Office
London
PICC
2005 (10%)
Beijing
Tokyo
Osaka
SUMITOMO LIFE
Tokyo Head Office
Hanoi
SUMITOMO LIFE
Head Office
BAOVIET
2013 (18%)
Jakarta
BNI Life
2014 (40%)
SYMETRA
2015 (100%)
Bellevue
SUMITOMO LIFE
Rep. Office
New York
Home Office
Representative Office
Subsidiaries
Affiliates & Partnerships

Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of Symetra by Sumitomo Life Insurance Company. In connection with the proposed acquisition, Symetra intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including Symetra’s proxy statement in preliminary and definitive form. Shareholders of Symetra are urged to read all relevant documents filed with the SEC, including Symetra’s proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Symetra at www.symetra.com or by directing a request to Symetra at Karin.vanvleet@symetra.com.  Participants in the Solicitation Sumitomo Life Insurance Company, Symetra and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be "participants" in the solicitation of proxies from shareholders of Symetra in favor of the proposed transaction. Information about Symetra's directors and executive officers is set forth in Symetra's Proxy Statement on Schedule 14A for its 2015 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2015, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 26, 2015 and amended on April 22, 2015. Information concerning the interests of Symetra's participants in the solicitation, which may, in some cases, be different than those of Symetra's shareholders generally, is set forth in the materials filed by Symetra with the SEC, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available.  Cautionary Statement Regarding Forward-Looking Statements Statements in this announcement regarding the proposed transaction, the expected timetable for completing the proposed transaction, future financial and operating results, future capital structure and liquidity, benefits and synergies of the proposed transaction, future opportunities for the combined company, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of Symetra constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "expects," "intends," "anticipates," "estimates," "predicts," "believes," "should," "potential," "may," "forecast," "objective," "plan," or "targets," and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory approvals, the ability to obtain Symetra shareholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers, and any related impact on integration and anticipated synergies; and the other factors and financial, operational and legal risks or uncertainties described in Symetra's public filings with the SEC, including the "Risk Factors" sections of Symetra's Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q. Symetra disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.